UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2025

MESA LABORATORIES, INC.
(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation)	0-11740 (Commission File Number)	84-0872291 (I.R.S. Employer Identification No.)

12100 West Sixth Avenue, Lakewood, Colorado (Address of principal executive offices)	80228 (Zip Code)

Registrant’s telephone number, including area code: 303-987-8000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	MLAB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07          SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On August 22, 2025, the Company held its annual meeting of shareholders (the “Annual Meeting”). Holders of 5,501,454 shares of Mesa’s common stock were entitled to vote, of which 5,203,377 shares were represented in person or by proxy at the Annual Meeting.

The certified results of the matters voted upon at the Annual Meeting, which are more fully described in the Company’s proxy statement for the Annual Meeting, are as follows:

Proposal 1 – Election of directors

Each of John J. Sullivan, Gary M. Owens, Jenny S. Alltoft, Shannon M. Hall, Shiraz S. Ladiwala, R. Tony Tripeny, and Mark C. Capone was elected to the board of directors of Mesa to hold office for a one-year term, until the 2026 annual meeting of shareholders:

	For	Withheld	Broker Non-Votes
John J. Sullivan, Ph.D.	4,690,793	195,707	316,877
Gary M. Owens	4,717,660	168,840	316,877
Jennifer S. Alltoft	4,775,822	110,678	316,877
Shannon M. Hall	4,767,236	119,264	316,877
Shiraz S. Ladiwala	4,788,493	98,007	316,877
R. Tony Tripeny	4,844,064	42,436	316,877
Mark C. Capone	4,845,315	41,185	316,877

Subsequent to the election of the board members, the Board of Directors appointed members to its committees as follows:

Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
R. Tony Tripeny, Chair	Mark C. Capone, Chair	Jennifer S. Alltoft, Chair
Jennifer S. Alltoft	Shannon M. Hall	Shannon M. Hall
Mark C. Capone	R. Tony Tripeny	Shiraz S. Ladiwala

Proposal 2 – Ratification of the selection by our Audit Committee of Baker Tilly US, LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2026

The appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the year ending March 31, 2026 was approved:

For	Against	Abstain	Broker Non-Votes
5,200,789	1,732	856	-

Proposal 3 – Approval on a non-binding basis of the compensation of the Company's named executive officers

The compensation of the Company’s named executive officers, as disclosed in the proxy statement, was approved on a non-binding advisory basis:

For	Against	Abstain	Broker Non-Votes
4,476,544	275,297	134,659	316,877

Proposal 4 – Approval of an amendment to the Mesa Laboratories, Inc. 2021 Equity Incentive Plan

The amendment to the Company’s 2021 Equity Incentive Plan was approved:

For	Against	Abstain	Broker Non-Votes
4,601,685	247,476	37,339	316,877

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: August 25, 2025		Mesa Laboratories, Inc.
(Registrant)

	BY:	/s/ Gary M. Owens
Gary M. Owens
President and Chief Executive Officer